UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

AMBICOM HOLDINGS, INC

(Exact name of registrant as specified in its charter)

Nevada	000-54608	26-2964607
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

877 Cedar Street,
Suite 150
Santa Cruz, CA	95060
(Address of principal executive offices)	(Zip Code)

408-479-8802

(Registrant’s telephone number, including area code)

39440 Civic Center Drive

# 213
Freemont, CA 94538

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, the general economic climate; the supply of and demand for software interest rate levels; the availability of financing; and other risks associated with licensing software, including risks that the licensee will not pay its royalties, or the costs may be greater than anticipated and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2017, the Company and Voosh, LLC (“Voosh”) entered into an Amended and Restated Software License Agreement (the “Amended License Agreement”). The Amended License Agreement grants to Voosh’s the exclusive right to the use and distribution of the Company’s optimization patent and software in the Enterprise and SMB markets, and requires Voosh to pay to the Company a royalty, quarterly, based on Voosh’s gross revenues from the sale and use of the Company’s optimization patent and software. Under the terms of the Amended License Agreement, the royalty percent Voosh will pay the Company is 10% during the first twelve months, 20% during the following twelve months, and 30% in perpetuity thereafter. Voosh is owned by The Cornell Family Trust and Swoosh, LLC, majority holders of the common stock of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The sole member of the Board of Directors of the Company determined to add additional members to the Board of Directors who were familiar with the operations of the Company. On May 15, 2017, Kevin Cornell and Marvin J. Miller Jr. were appointed to serve as members of the Company’s Board of Directors of the Company until the next annual meeting of the Shareholders of the Company.

Mr. Cornell, 65, has held several senior management positions within the computer industry. Mr. Cornell previously served on the Board of Directors of the Company in 2015, and served as its President from May 14, 2014 through December 3, 2015. Mr. Cornell is currently the CEO of Voosh, LLC. Prior to his services as President of the Company, Mr. Cornell served as the CEO and co-founder of Veloxum Corp. from March 2008 to May 2014. Prior thereto and from August 2005 to February 2008 Mr. Cornell was the Chief Operating Officer and co-founder of Symphoniq Corporation (n/k/a Coradiant Corp). From January 2003 to July 2005, he served as the Senior Vice-President and General Manager of Finisar Corporation’s Network Tools Division and from January 1999 to January 2003, the Vice President and General Manager of Borland. Mr. Cornell also was employed with Fulltime Software (n/k/a EMC), MIPs, and Oracle. Mr. Cornell graduated from Ryerson University, Toronto, Canada and holds four patents in fiber optics.

Voosh, LLC, of which Mr. Cornell is CEO, owns 30.33% of the Company’s issued and outstanding common stock. Voosh is 60% owned by the Cornell Family Trust and 40% owned by Swoosh, LLC. Mr. Cornell is a Trustee of the Cornell Family Trust, which owns 38.25% of the Company’s issued and outstanding common stock. Voosh, LLC and the Cornell Family Trust collectively own 68.58% of the Company’s issued and outstanding common stock, which provides the Cornell Family Trust and Voosh with the majority control of the Company. There is no arrangement or understanding among members of both Voosh, LLC and the Cornell Family Trust and their associates with respect to the election of directors or other matters.

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Mr. Cornell will serve as a member of the Board without compensation.

Mr. Miller, 56, recently lead the legal team that resulted in the retention by the Company of its optimization patent in the recently concluded San Jose Action. Previously, from July 2014 through July 2016, Mr. Miller was General Counsel & Managing Director of Pelican Point Media, LLC and Pelican Point Capital Partners, LLC. Prior to that, from July 1996 through July 2014, Mr. Miller was a partner at Winston & Strawn, LLP, where in addition to leading the team prosecuting the Company’s optimization patent, he represented domestic and international corporate and financial institutions, hedge funds, and governmental entities in connection with a range of financing, corporate restructurings and commercial transactions, and from September 1990 through July 1996 he was an associate at White & Case, LLP. Mr. Miller graduated from DePaul University, and received his law degree from Fordham University, School of Law.

Mr. Miller will serve as a member of the Board without compensation.

On May 15, 2017, the Board of Directors of the Company approved and extension of the current contract of Alain Lewand, Chief Executive Officer of the Company, through December 31, 2017. Mr. Lewand will continue to receive cash compensation of $5,000 per month and a stock award of $5,000 per month priced as of the close of the first trading day of each month during his contract term.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

Number	Description
10.1	Amended and Restated License Agreement dated May 5, 2017 between AmbiCom Holdings, Inc. and Voosh, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBICOM HOLDINGS, INC.

Dated: May 25, 2017	By:	/s/ Alain Lewand
	Name:	Alain Lewand
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amended and Restated License Agreement dated May 5, 2017 between AmbiCom Holdings, Inc. and Voosh, LLC.

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